UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2014

Tyson Foods, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State of incorporation or organization)

001-14704
(Commission File Number)

71-0225165
(IRS Employer Identification No.)

2200 Don Tyson Parkway, Springdale, AR 72762-6999
(479) 290-4000
(Address, including zip code, and telephone number, including area code, of
Registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information required by this item is included in Item 8.01 and incorporated by reference herein.

Item 8.01. Other Events.

During the second quarter of fiscal 2014, Tyson Foods, Inc. (“Company”), began reporting its International operation as a separate reportable segment as a result of changes to its internal financial reporting to align with previously announced executive leadership changes. The International segment, which was previously included in our Chicken segment, includes the Company’s foreign operations primarily related to raising and processing live chickens into fresh, frozen and value-added chicken products in Brazil, China, India and Mexico.

The Company is filing this Current Report on Form 8-K (this “Current Report”) to update previously filed historical financial statements to reflect the change in reported segments. Accordingly, this Current Report contains restated Business, Properties, Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for each of the three fiscal years in the period ended September 28, 2013 (five years for the purposes of Selected Financial Data). Such information relates to Items 1 and 2 of Part I and Items 6, 7 and 8 of Part II of the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2013. The Company’s net income for each of the three fiscal years in the period ended September 28, 2013 (the "2013 10-K") was not impacted by the change in reported segments.

The Company has not otherwise updated its financial information or business discussion for activities or events occurring after the date this information was presented in its Annual Report on Form 10-K for the fiscal year ended September 28, 2013. The fiscal 2014 outlook, which is included in Part II, Item 7, has not been updated and does not account for the change in reportable segments. You should read this Current Report on Form 8-K in conjunction with the portions of the Company's 2013 10-K that are not specifically revised in Exhibit 99.1, the most recent Quarterly Report on Form 10-Q for the fiscal quarter ended March 29, 2014, any amendments thereto for updated information and updated fiscal 2014 outlook.

Unaffected items of the Company’s 2013 10-K have not been repeated in, and are not amended or modified by, this Current Report.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.     Description

23.1        Consent of PricewaterhouseCoopers LLP

99.1        For the three fiscal years for the period ended September 28, 2013
Part I Item 1: Business
Part I Item 2: Properties
Part II Item 6: Selected Financial Data
Part II Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations
Part II Item 8: Financial Statements and Supplementary Data

101
The following financial information from our Annual Report on Form 10-K for the year ended September, 28, 2013, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Income, (ii) Consolidated Statements of Comprehensive Income, (iii) Consolidated Balance Sheets, (iv) Consolidated Statements of Cash Flows, and (v) the Notes to Consolidated Financial Statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TYSON FOODS, INC.
Date: July 28, 2014

By:	/s/ Dennis Leatherby
Name:	Dennis Leatherby
Title:	Executive Vice President and Chief Financial Officer